CERTAIN TRANSACTIONS	6 Months Ended
Jun. 30, 2015
Certain Transactions [Abstract]
Certain Transactions

NOTE 3 – Certain transactions:

Acquisition of Allergan's generics business:

On July 27, 2015, Teva announced that it entered into a definitive agreement with Allergan plc to acquire Allergan's worldwide generic pharmaceuticals business. Teva will pay total consideration of $40.5 billion, consisting of $33.75 billion in cash and $6.75 billion in Teva shares, with the number of shares to be determined based on the volume-weighted average price for the 20 trading days ending on July 31, 2015. Closing of the transaction is subject to certain conditions, including relevant regulatory approvals. Subject to satisfaction of the closing conditions, Teva expects the acquisition to close in the first quarter of 2016.

Withdrawal of Mylan proposal:

On April 21, 2015, Teva announced a proposal to acquire all of the outstanding shares of Mylan N.V. in a transaction valued at $82 per Mylan share. On July 27, 2015, in light of the Company's agreement to acquire Allergan's worldwide generics business, Teva withdrew its proposal.

In connection with its proposal, Teva had acquired a less than 5% interest in Mylan shares. Following the withdrawal of its proposal, Teva recorded a loss of $105 million, reflecting the difference between the purchase price of this interest and the fair value as of June 30, 2015, as the decline in fair value is considered to be other than temporary.

Teva is exposed to an additional potential loss on its Mylan shares. As of July 29, 2015, this additional loss amounted to approximately $240 million.

Auspex acquisition:

On March 29, 2015, Teva entered into a merger agreement with Auspex Pharmaceuticals, Inc.. ("Auspex"), an innovative biopharmaceutical company specializing in applying deuterium chemistry to known molecules to create novel therapies with improved safety and efficacy profiles. On May 5, 2015, Teva completed a tender offer for all of the outstanding shares of Auspex at $101 per share in cash, or an aggregate of $3.5 billion, in accordance with the agreement. Net cash consideration paid by Teva amounted to $3.3 billion.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These preliminary estimates are subject to revision, which may result in adjustments to the preliminary values presented below, when the appraisals are finalized.

U.S.$ in millions
Cash and cash equivalents	$201
Other current assets	5
Identifiable intangible assets:
Research and development in-process	3,143
Goodwill	1,227

Total assets acquired	4,576

Current liabilities	29
Deferred taxes	1,085

Total liabilities assumed	1,114
Net assets acquired	$3,462

Eagle license agreement:

On February 13, 2015, Teva entered into an exclusive license agreement with Eagle Pharmaceuticals, Inc.. ("Eagle"), pursuant to which Teva licensed EP-3102, Eagle's bendamustine hydrochloride (HCl) rapid infusion product for the treatment of chronic lymphocytic leukemia (CLL) and indolent B-cell non-Hodgkin lymphoma (NHL).

Under the terms of the agreement, Eagle received an upfront cash payment of $30 million and may receive up to $90 million in additional milestone payments as well as royalties on net sales.

As the transaction was accounted as a business combination, the acquisition consideration was attributed to net assets on the basis of fair value of assets acquired and liabilities assumed based on a preliminary appraisal performed by management.

Debt tender offer:

In February 2015, Teva consummated a cash tender offer for certain of its outstanding senior notes as follows (principal amount):

Senior notes series	Previously outstanding	Purchased

	U.S. $ in millions

6.15% Senior Notes due 2036	$987	$197

3.65% Senior Notes due 2021	875	263

3.65% Senior Notes due 2021	875	287

2.95% Senior Notes due 2022	1,300	456

		$1,203

As a result of the debt tender offer, Teva paid $1.3 billion in aggregate consideration (applicable purchase price including premium and accrued interest) to redeem $1.2 billion aggregate principal amount of senior notes.

Concurrently, Teva terminated an interest swap agreement designated as fair value hedge relating to its 2.95% senior notes due 2022 with respect to $456 million notional amount. In addition, Teva terminated a cross-currency swap agreement designated as cash flow hedge relating to its 3.65% senior notes due 2021 with respect to $287 million notional amount.

The Company recorded $143 million expense in connection with the debt tender offer and the termination of the related swap agreements, recognized under financial expenses − net.

Other debt related movements:

In June 2015, the Company repaid at maturity $1.0 billion principal amount of its 3% fixed rate senior notes due June 2015 and settled the related $1.0 billion notional amount cross-currency swap agreement designated as cash flow hedge of these notes.

During the second quarter of 2015, Teva borrowed $2.1 billion under its $3.0 billion unsecured syndicated credit facility, which amount remained outstanding as of June 30, 2015.

In March 2015, Teva Pharmaceutical Finance Netherlands II B.V., a Teva finance subsidiary, issued senior notes in an aggregate principal amount of €2.0 billion, comprised of: €1.3 billion due in March 2023 bearing interest of 1.25% and €0.7 billion due in March 2027 bearing interest of 1.875%. All such notes are guaranteed by Teva.